SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

DREW INDUSTRIES INCORPORATED

Delaware	0-13646	13-3250533
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(914) 428-9098

N/A

(Former name or former address, if changed since last report)

Item 5.      Other Events.

a)       Reference is made to the press release dated May 4, 2004, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 7.      Financial Statements and Exhibits

Exhibits

99.1 Press Release dated May 4, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW Industries Incorporated

(Registrant)

By: /s/ Fredric M. Zinn

Fredric M. Zinn

Executive Vice President and

Chief Financial Officer

Dated: May 4, 2004